                               STATE OF NEW JERSEY
                               DEPARTMENT OF STATE
                    LONG FORM STANDING WITH CHARTER DOCUMENTS


         C P CHEMICALS, INC. (FORMERLY* COPPER PIGMENT & CHEMICAL WORKS,



I, the Secretary of State of the State of New Jersey, do hereby certify that the above-named New Jersey Domestic Profit Corporation was registered by this office on November 2, 1972.

As of the date of this certificate, said business continues as an active business in good standing in the State of New Jersey, and its Annual Reports are current.

I  further certify that the registered agent and registered office are:

                            The Corporation Trust Co
                              820 Bear Tavern Road
                                Trenton, NJ 08628

I further certify that as of the date of this certificate, the following amendments and changes are on file in this office:




Name Change                                                          11/02/1972

                           Continued on next page...

                               STATE OF NEW JERSEY
                               DEPARTMENT OF STATE
                    LONG FORM STANDING WITH CHARTER DOCUMENTS


         C P CHEMICALS, INC.(FORMERLY* COPPER PIGMENT & CHEMICAL WORKS,


Merged                                      10/21/1985                103185
Merged                                      07/29/1987                72787
Change Of Agent And Office                  11/30/1988
Merged                                      03/26/1993                3-9-93
Merged                                      01/06/1994                12-28-93
Revoked For Failure To Pay Annual Reports   06/30/1994
Merged                                      07/08/1994                6-24-94
Reinstated                                  08/19/1994


                                             IN TESTIMONY WHEREOF, I have
                                               hereunto set my hand and affixed
                                               my Official Seal at Trenton, this
                                               20th day of May, 1998



                                             /s/ Lonna R. Hooks
                                             LONNA R HOOKS
                                             Secretary of State






                            Continued on next page...

                               STATE OF NEW JERSEY
                               DEPARTMENT OF STATE
                    LONG FORM STANDING WITH CHARTER DOCUMENTS


         C P CHEMICALS, INC.(FORMERLY* COPPER PIGMENT & CHEMICAL WORKS,





Note: Long form standings with charter documents may reflect two dates for filed amendments. The system processing date, which is the date of entry into the State's database, is always shown immediately to the right of the amendment description. If shown alone, the system processing date also constitutes the filing date for the amendment. If an amendment was reviewed and stamped filed prior to the system processing date, a second date called the back-stamp date is shown at the far right margin. In cases where the two dates are shown, the date at the far right margin date is the act ual filing date for the amendment.

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       -of

                      COPPER PIGMENT & CHEMICAL WORKS. INC.



To:  The Secretary of State
     State of New Jersey


     Pursuant to the provisions of Section 14A:9-2(4) and Section 14A:9-4(a), Corporations, General, of the New Jersey Statutes, the undersigned Corporation executes the following Certificate of Amendment to its Certificate of
Incorporation:

     1. The name of the Corporation is COPPER PIGMENT & CHEMICAL WORKS, INC.

     2. The Certificate of Incorporation was filed by the Secretary of State on November 16, 1953.

     3. Paragraph "FIRST" of the Certificate of incorporation is hereby amended to read as follows:

               "FIRST: The name of the Corporation shall be C P CHEMICALS, INC."

     The foregoing amendment to the Certificate of Incorporation was duly adopted at a Special Joint Meeting of the Board of Directors and Stockholders held October 6th , 1972, by the unanimous affirmative vote of all of the directors of the Corporation and of the holders of all of the issued and outstanding shares of the Corporation entitled to vote thereon.

     4. At the time of the adoption of said amendment, there were issued and outstanding forty-five (45) shares of the Class A capital stock of the Corporation, forty-five (45) shares of the Class B capital stock of the Corporation and ten (10) shares of the Class C capital stock of the Corporation of which only the Class A and Class B shares of such stock were entitled to vote thereon.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Certificate of Incorporation to be signed by its President this 26th day of October, 1972.



                                          COPPER PIGMENT CHEMICAL WORKS, INC.,



                                          By:  /s/ Norman Feldman
                                               --------------------
                                          NORMAN FELDMAN, President

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION
                                      -of-

                      COPPER PIGMENT & CHEMICAL WORKS INC.


                                                               LICENSE FEE

                                                               FILING FILE

                                                               RECORDING

                                                               CERTIFYING COPY

                                                               SEC. OF STATE














WEITZNER LEVINE & LOUIS
230 PARK AVENUE
NEW YORK N V. 10017

                              CERTIFICATE OF MERGER
                                       OF
                              C.P. CHEMICALS, INC.
                             (a Georgia corporation)
                                      INTO
                              C.P. CHEMICALS, INC.
                           (a New Jersey corporation)

TO:  The Secretary of State
     State of New Jersey

     Pursuant to the provisions of Section 14A:1O-7 Corporations, General, of the New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger.

                                   ARTICLE ONE

     The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

         Name of Corporation                     State of Incorporation
         -------------------                     ----------------------
         C.P. Chemicals, Inc.                          New Jersey
         (formerly known as
         Copper Pigment &
         Chemical Works, Inc.)

         C.P. Chemicals Inc.                            Georgia
         (formerly known as
         Vertac Metal Chemicals Inc.)

                                   ARTICLE TWO

     The laws of Georgia, the State under which such foreign corporation is organized, permit such merger and the applicable provisions of the laws of said jurisdiction under which such foreign corporation was organized have been or, upon compliance with filing and recording requirements will have been complied with.

                                  ARTICLE THREE

     The name of the surviving corporation shall be C.P. Chemicals, Inc. and it shall be governed by the laws of the State of New Jersey.

     The total authorized capital stock of the surviving corporation shall. be, as presently existing, 2,500 shares of common stock, each having a par value of $1.00.

     The address of the surviving corporation's registered office is Arbor Street, Seawaren, New Jersey 07077 and the name of its registered agent at. such address is Mr. Norman Feldman.

                                  ARTICLE FOUR

     The Plan of Merger, a copy of which is annexed bereto as Exhibit "A", was approved by the sole shareholder and the board of directors of C.P. CHEMICALS, INC., a New Jersey corporation, the surviving corporation, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of
Section 14A:l0-3(4), Title 14A, Revised Statutes of New Jersey.

                                  ARTICLE FIVE

     As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote thereon, and if the shares of any class or series are entitled to vote thereon as a class, the designation and number of shares of each such class or series, is as follows;

                                        Designation of     Number
                                        Class or Series    of Shares
                        Total Number    Entitled to        of Such
                        of Shares       Vote as a          Class or
                        Entitled        Class              Series
Name of Corporation     to Vote         (if any)           (if any)
-------------------     -------         --------           --------

C.P. Chemicals, Inc.    2,500           None               None
(N J.)
C.P. Chemicals, Inc.    1,000           None               None
(GA,)

                                   ARTICLE SIX

     As to each corporation whose shareholders are entitled to vote, the number of shares that voted for and against the merger respectively, and the number of shares of any class or series entitled to vote as a class, if any, that voted for and against the merger are:

                              Total Shares             Total Shares
Name of Corporation           Voted For                Voted Against
-------------------           ---------                -------------
C.P. Chemicals Inc.           2,500                    None
(N.J.)
C.P. Chemicals Inc            1,000                    None
(GA.)

                                  ARTICLE SEVEN

     The effective date of this Certificate shall be October 31, 1985 or the date of the filing thereof by the Secretary of State of New Jersey, whichever date shall be later.


     IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President as of the 11th day of October, 1985.

                                             C.P. CHEMICALS INC. (N.J.)



                                             By:  /s/ Jack C. Bendheim
                                                  --------------------------
                                             Jack C Bendheim, Vice President


                                             C.P. CHEMICALS, INC. (GA)



                                             By:  /s/ Jack C. Bendheim
                                                  --------------------------
                                             Jack C. Bendheim, Vice President

                        STATEMENT OF POST MERGER ADDRESS

                                       OF

                            C. P. CHEMICALS INC (GA.)
                              A MERGED CORPORATION

To:  The Secretary of State
     State of Georgia

     C. P. CHEMICALS, INC., a domestic corporation baying been merged into C. P. CHEMICALS INC., a New Jersey corporation being a foreign corporation, the undersigned corporation hereby designates the following post-office address, to which the Secretary of State may mail a copy of any process against the undersigned corporation that may be served on him or to which any other communications intended for the corporation shall be mailed:


                    Arbor Street, Seawaren, New Jersey 07077



Dated this 11th day of October, 1985


                                        C.P. CHEMICALS, INC. (N.J.)


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, Vice President

                              CERTIFICATE OF MERGER

                                       OF

                     SOUTHERN CALIFORNIA CHEMICAL CO., INC.
                           (a California corporation)

                                      INTO

                              C.P. CHEMICALS, INC.
                           (a New Jersey corporation)

TO:  The Secretary of State
     State of New Jersey

     Pursuant to the provisions of Section 14A:lO-7 Corporations, General, of the New Jersey Statutes, the undersigned corporations hereby execute the following Certificate at Merger.

                                   ARTICLE ONE

     The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

         Name of Corporation                     State of Incorporation
         -------------------                     ----------------------
         C.P. Chemicals, Inc.                    New Jersey
         (formerly known as
         Copper Pigment &
         Chemical Works, Inc.)

         Southern California Chemical            California
                  Co., Inc.

                                   ARTICLE TWO

     The laws of California, the State under which such foreign corporation is organized, permit merger and the applicable provisions of the laws of said jurisdiction under which such foreign corporation was organized have been, or, upon compliance with filing and recording requirements will have been, complied with.

                                  ARTICLE THREE

     The name of the surviving corporation shall be C.P. CHEMICALS, INC. and it shall be governed by the laws of the State of New Jersey.

     The total authorized capital Stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, each having a par value of $1.00.

     The address of the surviving corporation's registered office is Arbor Street, Seawaren, New Jersey 07077 and the name of its registered agent at such address is Mr. Norman Feldman

                                  ARTICLE FOUR

     The Plan of Merger, a copy of which is annexed hereto as Exhibit A was approved by the board of directors of C.P. CHEMICALS, INC., a New Jersey corporation, the surviving corporation, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the' undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A:10-3(4), Title 14A, Revised Statutes of New Jersey.

                                  ARTICLE FIVE

     The effective date of this Certificate shall be July 31, 1987 or the date of the filing hereof by the Secretary of State of New Jersey, whichever date shall be later.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President as of the 21st day of July, 1997.


                                        C.P. CHEMICALS, INC.


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                                        SOUTHERN CALIFORNIA
                                        CHEMICAL CO., INC.

                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                                    EXHIBIT A

                                 PLAN OF MERGER
                                       OF.
         SOUTHERN CALIFORNIA CHEMICAL CO. INC. INTO C.P. CHEMICALS, INC.

     1. It is proposed to merge Southern California Chemical Co., Inc., a California corporation, into C.P. Chemicals, Inc., a New Jersey corporation, so that the latter corporation shall be the surviving corporation. Said corporations are hereinafter referred to, respectively, as the California corporation and the New Jersey or surviving corporation.

     2. The terms and conditions of the merger are as follows:

          (a) On the effective date of this Plan, all of the shares of stock of the California corporation which shall be authorized, issued or outstanding shall be surrendered and cancelled and each of the certificates evidencing said shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

          (b) The authorized, issued and outstanding shares of the New Jersey corporation, the surviving corporation, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of said surviving corporation.

          (c) Upon the effective date of this Plan, the separate existence of the California corporation shall cease and said corporation shall be merged into the surviving corporation and the surviving corporation shall possess all the riqhts, privileges, powers, and franchises of a public and private nature and shall be subject to all the duties at said California corporation: all of the rights, privileges, powers and franchises of laid California corporation, and all property, real, personal, and mixed, and all debts due to said California corporation on whatever account shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of said California corporation shall be thereafter effectively the property of the surviving corporation as they were of said California corporation; but all rights of creditor, and all liens upon any property of said California corporation shall be preserved unimpaired and all debts, liabilities and duties of said California corporation shall thenceforth attach to the surviving corporation and be enforceable against said surviving corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by said surviving corporation.

          (d) if, at any time, the surviving consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of said California corporation, the proper officers and directors of said California corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and Otherwise to carry out the purposes of this Plan.

          (e) Upon the effective date of the merger, the assets and liabilities of maid California corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of said California corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the respective capital surpluses and earned surpluses of the corporations party to this Plan, subject in each case to such intercompany or accounting adjustments as may be appropriate or may be required to give effect to the merger. The aggregate amount, if any, of the net assets of the corporations party to this Plan which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

          (f) The directors and officers of the corporation shall continue in office until they resign and their successors are duly elected.

          (g) The by--laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

     4. The effective date of this Plan shall be July 31, 1987 or as soon thereafter as the Certificate of Merger with respect to the Merger is filed by the Secretary of State of New Jorsey, whichever is later.

     5. The President, other officers and directors of each of the corporations which are party to this Plan shall be authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary in order to carry out this Plan.

     6. Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by mutual consent of the Board of Directors of either corporation party hereto at any time prior to the effective date of this Plan, If, in the opinion of said Boards of Directors the merger is impractical or undesirable for any reason whatsoever. Dated: July 21 , 1987

                                        C.P. CHEMICALS, INC.


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim President

                                        SOUTHERN CALIFORNIA
                                        CHEMICAL CO., INC.

                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                              CERTIFICATE OF MERGER
                                       OF
                             C. P. INORGANICS, INC.
                            (An Illinois Corporation)
                                       AND
                               CHEM-EX CORPORATION
                            (An Illinois Corporation)
                                      INTO
                              C. P. CHEMICALS, INC.
                           (A New Jersey Corporation)

                  UNDER SECTION 14A:lO-7 CORPORATIONS, GENERAL,
                             OF NEW JERSEY STATUTES

     Pursuant to the provisions of Section 14A:l0-7 Corporations, General, of New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger:

          1. (a) The name of each subsidiary corporation to be merged is as follows:

          C.P. Inorganic., Inc. (incorporated in Illinois)

          Chem-Ex Corporation (incorporated in Illinois)

          (b) The name of the surviving corporation is C.P. Chemicals, Inc., (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc. Following the merger the surviving corporation shall continue to be governed by the laws of the State of New Jersey.

          2. The laws of Illinois, the state under which such foreign subsidiary corporations are organized, permit such merger: and the applicable provisions of the laws of such jurisdiction have been, or upon compliance with filing and recording requirements will have been, complied with.

          3. The total authorized capital stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, par value $1.00 per share. The address of the surviving corporations registered office is Arbor Street, Sewaren, New Jersey 07077, and the name of the registered agent at such address is Mr. I. David Paley.

          4. As to each subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

          C.P. Inorganics. Inc. (incorporated in Illinois): 525 shares of common stock outstanding; 525 shares of common stock owned by the surviving corporation

          Chem-Ex Corporation (incorporated in Illinois): 1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

     The number of shares of each subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

          5. The Plan of Merger, a copy of which is annexed hereto as Exhibit A" hereof, was adopted by the board of directors of C.P. Chemicals, Inc., a New Jersey Corporation and the surviving corporation, on March 1, 1993, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporations in the manner prescribed by the laws of the State of Illinois, under which they are organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A: 10-3(4), Title 14A, Revised Statutes of New Jersey.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of merger to be executed in its name by its President as of the lst day of March, 1993.

                                        C.P. CHEMICALS, INC.


                                        By:  /s/ I. David Paley
                                             --------------------------
                                             I. David Paley, President

                                        C.P. INORGANICS INC


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                                        CHEM-EX CORPORATION


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                                   EXHIBIT "A"
                                 PLAN OF MERGER

     FIRST: (a) The name of each subsidiary corporation to be merged is as follows: C.P. Inorganics, Inc. (incorporated in Illinois) and Chem-Ex Corporation (incorporated in Illinois).

     (b) The name of the surviving corporation is C.P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc.

     SECOND: (a) As to each subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

           C.P. Inorganics. Inc.:
                  525 shares of common stock outstanding; 525 shares of common stock owned by the surviving corporation.

           Chem-Ex Corporation.:
                  1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

     (b) The number of shares of each subsidiary corporation outstanding and owned by the surviving corporation, set forth above in paragraph "SECOND (a)", is not subject to change prior to the effective date of the merger.

     THIRD: The terms and conditions of the merger are as follows:

          (a) On the effective date of this Plan, all of the issued and outstanding shares of stock of the subsidiary corporations to be merged hereunder, identified in paragraph "FIRST (a)" hereof, shall be surrendered and cancelled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

          (b) The issued and outstanding shares of the surviving corporation, identified in paragraph "FIRST (b)" hereof, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of such surviving corporation.

          (c) On the effective date of this Plan, the separate existence of each of the subsidiary corporations identified in paragraph "FIRST (a)" hereof shall cease and such corporations shall be merged into the surviving corporation, and the surviving corporation shall possess all rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of each such subsidiary corporation; all of the rights, privileges, powers and franchises of each such subsidiary corporation, and all property, real, personal, and mixed (including all debts due to any of such subsidiary corporations on whatever account) of each such subsidiary corporation, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of each such subsidiary corporation shall be thereafter effectively the property of the surviving corporation as they were of the respective subsidiary corporations; but all rights of creditors and all liens upon any property of any such subsidiary corporation shall be preserved unimpaired, and all debts, liabilities and duties of each such subsidiary corporation shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent as it such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

          (d) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desireable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of any merging subsidiary corporation, the proper officers and directors of such subsidiary corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.

          (e) On the effective date of this Plan, the assets and liabilities of each merging subsidiary corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of the subsidiary corporations. The capital surplus and earned surplus of the surviving corporation shall be the sum of the respective capital surpluses and earned surpluses of the merging subsidiary corporations and the surviving corporation, subject in each case to such inter company or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging subsidiary corporations and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

          (f) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.

          (g) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

     FOURTH: The effective date of this Plan shall be the later of the following: (I) the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey;


     FIFTH: Under Illinois law, shareholders of a merging subsidiary corporation have the right to dissent to a proposed merger. As stated above in paragraph SECOND (a)," C. P. Chemicals, Inc., the surviving corporation under the present Plan of Merger, owns all of the outstanding shares of each merging subsidiary corporation, both of which are incorporated in Illinois. Distribution of this Plan of Merger shall constitute notice to the sole shareholder of the subsidiary corporations of its right to dissent under Illinois law. Adoption of this Plan of Merger by the unanimous written consent of the directors of C.P. Chemicals, Inc., the sole shareholder of the subsidiary corporation., shall constitute the written consent of such sole shareholder for the merger.

     SIXTH: The President, Treasurer/Secretary, and other officers and directors of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

     SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.

                             CERTIFICATE OF MERGER
                                       OF
                         KEYSTONE PLATING SUPPLY, INC.
                            (A Michigan Corporation)
                                      INTO
                             C. P. CHEMICALS, INC.
                           (A New Jersey Corporation)
                 UNDER SECTION 14A:lO-7 CORPORATIONS, GENERAL,
                             OF NEW JERSEY STATUTES

     Pursuant to the provisions of Section 14A:lO-7 Corporations, General, of New Jersey Statutes, the undersigned corporations hereby execute the following Certificate of Merger:

          1. (a) The name of the subsidiary corporation to be merged is as follows: Keystone Plating Supply, Inc. (incorporated in Michigan).

          (b) The name of the surviving corporation is C.P. Chemicals, Inc. (incorporated in New Jersey), and following the ( merger its name shall be C.P. Chemicals, Inc. Following the merger the surviving corporation shall continue to be governed by the laws of the State of New Jersey.

          2. The laws of Michigan, the state under which such foreign subsidiary corporation is organized, permit such merger; and the applicable provisions of the laws of such jurisdiction have been, or upon compliance with filing and recording requirements will have been, complied with.

          3. The total authorized capital stock of the surviving corporation shall be, as presently existing, 2,500 shares of common stock, par value $1.00 per share. The address of the surviving corporation's registered office is Arbor Street, Sewaren, New Jersey 07077, and the name of the registered agent at such address is Mr. I. David Paley.

          4. As to the subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

           Keystone Plating Supply, Inc. (incorporated in Michigan):
                    1 share of common stock outstanding: 1 share of common stock owned by the surviving corporation.

          The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

          5. The Plan of Merger, a copy of which is annexed hereto as Exhibit "A" hereof, was adopted by the board of directors of C.P. Chemicals, Inc., a New Jersey Corporation and the surviving corporation, on December 10, 1993, in the manner prescribed by the New Jersey Business Corporation Act, and was approved by the undersigned foreign corporation (Keystone Plating Supply, Inc.) in the manner prescribed by the laws of the State of Michigan, under which it is organized. No vote of the shareholders of the surviving corporation was required because of the applicability of the provisions of Section 14A: 10-3(4), Title 14A, Revised Statutes of New Jersey.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of merger to be executed in its name by its President as of the 10th day of December, 1993.

                                        C.P. CHEMICALS, INC.


                                        By:  /s/ I. David Paley
                                             --------------------------
                                             I. David Paley, President

                                        KEYSTONE PLATING SUPPLY, INC


                                        By:  /s/ Jack C. Bendheim
                                             --------------------------
                                             Jack C. Bendheim, President

                                   EXHIBIT "A"

                                 PLAN OF MERGER

     FIRST: (a) The name of the subsidiary corporation to be merged is as follows: Keystone Plating Supply, Inc. (incorporated in Michigan).

     (b) The name of the surviving corporation is C P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall be C.P. Chemicals, Inc.

     SECOND: (a) As to the subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:


          1. share of common stock outstanding; 1 share of common stock owned by the surviving corporation.

     (b) The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, set forth above in paragraph "SECOND (a)", is not subject to change prior to the effective date of the merger.

     THIRD: The terms and conditions of the merger are as follows:

          (a) On the effective date of this Plan, all of the issued and outstanding shares of stock of the subsidiary corporation to be merged hereunder, identified in paragraph "FIRST (a)" hereof, shall be surrendered and cancelled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

          (b) The issued and outstanding shares of the surviving corporation, identif led in paragraph "FIRST (b)" hereof, shall not be changed in any respect, and no change shall be effected with respect to the provisions of the certificate of incorporation of such surviving corporation.

          (c) On the effective date of this Plan, the separate existence of the subsidiary corporation identified in paragraph "FIRST (a)" hereof shall cease and such corporation shall be merged into the surviving corporation, and the surviving corporation shall possess all rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of such subsidiary corporation; all of the rights, privileges, powers and franchises of such subsidiary corporation, and all property, real, personal, and mixed (including all debts due to such subsidiary corporation on whatever account) of such subsidiary corporation, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of such subsidiary corporation shall be thereafter effectively the property of the surviving corporation as they were of the subsidiary corporation; but all rights of creditors and all liens upon any property of such subsidiary corporation shall be preserved unimpaired, and all debts, liabilities and duties of such subsidiary corporation shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

          (d) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desireable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of the merging subsidiary corporation, the proper officers and directors of such subsidiary corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.


          (e) On the effective date of this Plan, the assets and liabilities of the merging subsidiary corporation shall be carried on the books of the surviving corporation at the amounts at which they are respectively carried on such date on the books of the subsidiary corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the capital surplus and earned surplus of the merging subsidiary corporation and the surviving corporation, subject to such intercompany or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging subsidiary corporation and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

          (f) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.


          (g) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.


     FOURTH: The effective date of this Plan shall be the later of the following: (i) the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey; (ii) or the date on which the Certificate of Merger with respect to the merger is filed with the Secretary of State of Michigan: or (iii) December 31, 1993.


     FIFTH: Under Michigan law, shareholders of a merging subsidiary corporation have the right to dissent to a proposed merger. As stated above in paragraph "SECOND (a)," C. P. Chemicals, Inc., the surviving corporation under the present Plan of Merger, owns all of the outstanding shares of the merging subsidiary corporation, which is incorporated in Michigan. Distribution of this Plan of Merger shall constitute notice to the sole shareholder of the subsidiary corporation of its right to dissent under Michigan law. Adoption of this Plan of Merger by the unanimous written consent of the directors of C.P. Chemicals, Inc., the sole shareholder of the subsidiary corporation, shall constitute the written consent of such sole shareholder for the merger.

     SIXTH: The President, Treasurer/Secretary, and other officers and directors of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

     SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.

                              CERTIFICATE OF MERGER
                                       OF
                          SEABOARD MINERAL SUPPLY, INC.
                          (A Pennsylvania Corporation)
                                      INTO
                              C. P. CHEMICALS, INC.
                           (A New Jersey Corporation)


                   UNDER SECTIONS 14A:1O-5.l AND 14A:lO-7 OF
                    THE NEW JERSEY BUSINESS CORPORATION ACT


     The undersigned domestic corporation, C. P. Chemicals, Inc., and its wholly-owned foreign subsidiary, Seaboard Mineral Supply, Inc., desiring to merge, do hereby certify as follows:


          1. Names of Merging and Surviving Corporations. (a) The name of the subsidiary corporation to be merged is Seaboard Mineral Supply, Inc. (incorporated in Pennsylvania)

          (b) The name of the surviving corporation is C. P. Chemicals, Inc. (incorporated in New Jersey), and following the merger its name shall continue to be C. P. Chemicals, Inc.

          2. Plan of Merger The Plan of Merger is set forth on Exhibit "A" attached hereto and hereby made a part hereof.

          3. Approval By Directors. The Board of Directors of the surviving parent corporation approved the Plan of Merger on May 27, 1994.

          4. Subsidiary Shares Outstanding and Owned By Surviving Parent Corporation. As to the subsidiary corporation to be merged, the designation and number of outstanding shares of each class, and the number of such shares of each class owned by the surviving corporation, are as follows:

               1,000 shares of common stock outstanding; 1,000 shares of common stock owned by the surviving corporation.

               The number of shares of the subsidiary corporation outstanding and owned by the surviving corporation, as set forth above, is not subject to change prior to the effective date of the merger.

          5. Additional Information Relating to Foreign Corporation The applicable provisions of the laws of the Commonwealth of Pennsylvania, the jurisdiction under which the foreign subsidiary corporation to be merged hereunder is organized, have been, or, upon compliance with filing and recording requirements, will have been, complied with in connection with the proposed merger.

     IN WITNESS WHEREOF, the undersigned corporations have signed this certificate on the 27 day of May, 1994.

                                        Surviving Corporation:

                                        C.P. CHEMICALS, INC.
                                        (A New Jersey Domestic Corporation)

                                        /s/ I. David Paley
                                        --------------------------
                                        I. David Paley, President


                                        Corporation To Be Merged:

                                        SEABOARD MINERAL SUPPLY, INC.
                                        (A Pennsylvania Corporation and
                                        100% Subsidiary of C. P. Chemicals,
                                        Inc.)

                                        /s/ Marvin S. Sussman
                                        --------------------------
                                        Marvin S. Sussman, President

                                 PLAN OF MERGER

     FIRST: (a) The name of the constituent corporation to be merged is as follows: Seaboard Mineral Supply, Inc., a Pennsylvania corporation which is a wholly- owned subsidiary of the surviving corporation. The name of the surviving corporation is C.P. Chemicals, Inc., a New Jersey corporation, and following the merger its name shall continue to be C. P. Chemicals, Inc.

     SECOND: (a) As to the corporation to be merged, the designation and number of outstanding shares of each class and series, and the voting rights thereof, including information relating to class voting, if any, are as follows:

                                No. of             Voting Rights and
   Class     Series     Shares Outstanding         Class Voting
   -----     ------     ------------------         ------------

   Common    None               1,000              Full voting rights
                                                   (no class voting)

     (b) As to the surviving corporation, the designation and number of outstanding shares of each class and series, and the voting rights thereof, including information relating to class voting, if any, are as follows:

                                No. of             Voting Rights and
   Class     Series     Shares Outstanding         Class Voting
   -----     ------     ------------------         ------------

   Common    None               2,500              Full voting rights
                                                   (no class voting)


     (c) The number of outstanding shares in each class of the corporation to be merged and of the surviving corporation, as set forth above in subparagraphs (a) and (b) of paragraph "SECOND," is not subject to change prior to the effective date of the merger.

     THIRD: The terms and conditions of the merger are as follows: On the effective date of this Plan: (i) all of the issued and outstanding shares of the corporation to be merged shall be cancelled, and each of the certificates evidencing such shares shall be endorsed to indicate their cancellation by reason of merger pursuant to this Plan.

     FOURTH: The Certificate of Incorporation of the surviving corporation will be not be amended in connection with the merger.

     FIFTH: (a) On the effective date of this Plan, the separate existence of the corporation to be merged shall cease and such corporation shall be merged into the surviving corporation, and the surviving corporation shall possess all the rights, privileges, powers and franchises of a public and private nature and shall be subject to all the duties of such corporation to be merged; all of the rights, privileges, powers and franchises of such corporation to be merged, and all property, real, personal, and mixed (including all debts due to such corporation on whatever account) of such corporation to be merged, shall be vested in the surviving corporation; and all property, rights, privileges, powers, contracts, and franchises and every other interest of such corporation to be merged shall be thereafter effectively the property of the surviving corporation as they were of the corporation to be merged; but all rights of creditors and all liens upon any property of such corporation to be merged shall be preserved unimpaired, and all debts, liabilities and duties of such corporation to be merged shall thenceforth attach to the surviving corporation and be enforceable against such surviving corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the surviving corporation.

     (b) If, at any time, the surviving corporation shall consider that any further assignments or assurances in law or any other acts or deeds are necessary or desirable to vest in the surviving corporation, according to the terms hereof, the title to any property or rights of the merging corporation, the proper officers and directors of such merging corporation shall make and execute all such assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation and otherwise to carry out the purposes of this Plan.

     (c) On the effective date of this Plan, the assets and liabilities of the merging corporation shall be carried on the books of the surviving corporation at the amounts at which they are carried on such date on the books of the merging corporation. The capital surplus and earned surplus of the surviving corporation shall be the sum of the capital surpluses and earned surpluses of the merging corporation and the surviving corporation, subject to such intercompany or accounting adjustments as may be appropriate. The aggregate amount, if any, of the net assets of the merging corporation and the surviving corporation which was legally available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for payment of dividends by the surviving corporation.

     (d) The directors and officers of the surviving corporation shall continue in office until the expiration of their terms and the election of their respective successors, or until their earlier death, resignation or removal.

     (e) The by-laws of the surviving corporation, as they shall exist on the effective date of this merger, shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended or repealed as therein provided.

     SIXTH: The effective date of this Plan shall be the date on which the Certificate of Merger with respect to the merger is filed by the Secretary of State of New Jersey.

     SEVENTH: The President, Treasurer/Secretary, and other officers and directors of the merging and of the surviving corporation are hereby authorized and directed to prepare and execute such agreements, certificates and other documents as may be necessary or appropriate in order to carry out this Plan.

     EIGHTH: Anything herein or elsewhere to the contrary notwithstanding, this Plan may be terminated and abandoned by consent of the Board of Directors of the merging corporation or of the surviving corporation at any time prior to the effective date of this Plan, if, in the opinion of such Board of Directors, the merger is impractical or undesirable for any reason whatever.